As filed with the Securities and Exchange Commission on February 6, 2009.
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
FILE NUMBER 811-04186
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. __)
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☐ Filed by a Party other than the Registrant
Check the appropriate box:
☐ Preliminary Proxy Statement
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JOHN HANCOCK INCOME SECURITIES FUND
(Name of Registrant as Specified in Its Charter)
JOHN HANCOCK INCOME SECURITIES FUND
(Name of Person(s) Filing Proxy Statement)
Payment of filing fee (check the appropriate box):
☐ $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
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February 6, 2009

John Hancock Investors Trust
John Hancock Income Securities Trust

Dear Shareholder:

As an investor in one or both the funds listed above, you are cordially invited to attend the annual shareholder meeting on Tuesday, April 14, 2009, at 10:30 a.m., Eastern Time, to be held at the offices of John Hancock Funds, 601 Congress Street, Boston, Massachusetts 02210-2805.

The enclosed proxy statement sets forth three proposals that you are being asked to vote on. The first proposal, a routine item, concerns the election of trustees. Routine items occur annually and make no fundamental or material changes to a fund’s investment objectives, policies or restrictions, or to the investment management contract. The other proposals are not considered routine items. All three are summarized below.

Elect your fund’s Board of Trustees

For each fund, the proposal asks shareholders to elect eleven Trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each nominee’s background.

Adopt a staggered Board for leadership stability

Currently each fund’s shareholders must elect all of the fund’s Trustees every year. In order to provide increased leadership stability and ensure continuity of oversight of these funds, and in line with modern accepted corporate governance practices, this proposal asks shareholders to approve changes to each fund’s governing document that would divide the fund’s Board into three classes of Trustees, with shareholders being asked to approve only one class of nominees each year.

Adopt a new form of investment advisory agreement

You are being asked to approve a new form of Advisory Agreement between each fund and John Hancock Advisers, LLC. The purpose of this proposal is to streamline the advisory agreements across the John Hancock Fund Complex, primarily to clarify that the new Agreement covers only investment advisory services. Consistency in operational procedures across the John Hancock Fund Complex will speed processes and minimize transaction error. These benefits contribute to a goal of maintaining, even reducing, operational costs. Restricting the new form of Advisory Agreement to investment advisory services will facilitate the Adviser’s ability to manage those services that are “non-investment” in nature.

The new form of Advisory Agreement will not result in any change in advisory fee rates or the level or quality of advisory services provided to the funds, and will not materially increase the funds’ overall expense ratios. Other details and impacts of this proposal are described in the accompanying proxy statement.

Your vote is important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund’s expense.

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 a.m. and 7:00 p.m., Eastern Time.

Thank you in advance for your prompt action on these very important matters.

Sincerely,

Keith F. Hartstein
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL ONE
ELECTION OF TRUSTEES
PROPOSAL TWO
STAGGERED BOARD ELECTIONS
PROPOSAL THREE
REVISED FORM OF INVESTMENT ADVISORY AGREEMENT
MISCELLANEOUS
SHAREHOLDER PROPOSALS
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY JOHN HANCOCK INVESTORS TRUST JOHN HANCOCK INCOME SECURITIES TRUST
ATTACHMENT 1 JOHN HANCOCK FUNDS AUDIT COMMITTEE CHARTER
ATTACHMENT 2 AUDIT AND COMPLIANCE COMMITTEE REPORT
ATTACHMENT 3 JOHN HANCOCK FUNDS NOMINATING, GOVERNANCE AND ADMINISTRATION COMMITTEE CHARTER
ATTACHMENT 4
ATTACHMENT 5 NEW FORM OF ADVISORY AGREEMENT
ATTACHMENT 6 EVALUATION BY EACH BOARD OF AGREEMENTS UNDER PROPOSAL THREE
ATTACHMENT 7
ATTACHMENT 8

JOHN HANCOCK INVESTORS TRUST
JOHN HANCOCK INCOME SECURITIES TRUST
601 Congress Street, Boston, Massachusetts 02210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 14, 2009

This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, should you want to attend in person.

To the shareholders of the funds listed above:

A shareholder meeting for each fund will be held at 601 Congress Street, Boston, Massachusetts 02110, on Tuesday, April 14, 2009, at 10:30 a.m., Eastern Time, and shareholders of the funds will consider the following:

(1)	To elect eleven Trustees to serve until their respective successors have been duly elected and qualified.

(2)	To amend each fund’s Declaration of Trust to divide the Board into three classes of Trustees and to provide for shareholder approval of each such class every three years.

(3)	To adopt a new form of investment advisory agreement.

(4)	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of the proposals.

Shareholders of record of each fund as of the close of business on January 23, 2009 are entitled to notice of and to vote at the fund’s annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about February 6, 2009.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on April 14, 2009.

The proxy statement is available at http://bnymellon.mobular.net/bnymellon/jhi.

By order of the Board of Trustees,

Thomas M. Kinzler
Secretary

February 6, 2009

JOHN HANCOCK INVESTORS TRUST
JOHN HANCOCK INCOME SECURITIES TRUST
601 Congress Street, Boston, Massachusetts 02210

ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 14, 2009

PROXY STATEMENT

This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report and/or Semiannual Report to any shareholder upon request. If you would like a copy of your fund’s report, please send a written request to the attention of the fund at 601 Congress Street, Boston, Massachusetts 02210 or call John Hancock Funds at 1-800-892-9552.

This proxy statement is being used by each fund’s Trustees to solicit proxies to be voted at the annual meeting of each fund’s shareholders. The meeting will be held at 601 Congress Street, Boston, Massachusetts, on Tuesday, April 14, 2009, at 10:30 a.m., Eastern Time.

•	John Hancock Investors Trust (“Investors”)

•	John Hancock Income Securities Trust (“Income Securities”)

If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR both proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 601 Congress Street, Boston, Massachusetts 02210, by returning a signed proxy with a later date before the meeting or, if attending the meeting and voting in person, by notifying your fund’s secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

The Trustees of each fund have fixed the close of business on January 23, 2009 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders of each fund are entitled to one vote per share on all business of the meeting or any postponement of the meeting relating to their fund. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

Fund	Shares

Investors	8,357,036
Income Securities	11,411,632

The funds’ management does not know of anyone who beneficially owned more than 5% of either fund’s shares outstanding as of the record date, except for Sit Investment Associates, 300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, which owned 5.09% and 9.94% of the shares of Investors and Income Securities, respectively. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

PROPOSAL ONE

ELECTION OF TRUSTEES

General

Each fund’s Board of Trustees consists of eleven members. Holders of the shares of each fund are entitled to elect eleven Trustees at this meeting. Ms. Jackson, Ms. McGill Peterson and Messrs. Boyle, Carlin, Cunningham, Ladner, Martin, Moore, Pruchansky, Russo and Vrysen have been designated as subject to election by holders of the shares of each fund.

As of the date of this proxy, each nominee for election, except Mr. Vrysen, currently serves as a Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees or you may withhold from the proxies authority to vote your shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds’ Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal One

For each fund, Ms. Jackson, Ms. McGill Peterson and Messrs. Boyle, Carlin, Cunningham, Ladner, Martin, Moore, Pruchansky, Russo and Vrysen are the current nominees for election by the shareholders.

Vote Required for Proposal One

The vote of a plurality of the votes cast by the shares of a fund is sufficient to elect the nominees to serve as Trustees of that fund.

Each Board recommends that shareholders of each fund vote “FOR” all the nominees in Proposal One.

Information Concerning Nominees

The following table sets forth certain information regarding the nominees for election to the Boards. The table also shows each nominee’s principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by the current Trustees. There are currently ten Trustees of each fund, nine of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the funds (“Independent Trustees”). The address of each nominee is 601 Congress Street, Boston, Massachusetts 02210-2805.

	Year		Number of
Name, (Year of Birth)	Commenced	Principal Occupation(s) and	John Hancock Funds
and Position with the Fund	Service	other Directorships during the Past Five Years	Overseen Currently

		NOMINEES FOR ELECTION
Independent Trustees
James F. Carlin (1940) Trustee	2005	Director and Treasurer, Alpha Analytical Laboratories (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and Education Tax Exempt Trust (1993 – 2003).	50

William H. Cunningham (1944) Trustee	2005	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until 2001); Director of the following: Hicks Acquisition Company 1, Inc. (since 2007); Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank — Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).	50

	Year		Number of
Name, (Year of Birth)	Commenced	Principal Occupation(s) and	John Hancock Funds
and Position with the Fund	Service	other Directorships during the Past Five Years	Overseen Currently

Deborah C. Jackson (1952) Trustee	2008	Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002 – 2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).	50

Charles L. Ladner (1938) Trustee	2004	Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P.(gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association (until 2005).	50

Stanley Martin (1947) Trustee	2008	Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004 – 2006); Executive Vice President/Consultant, HSBC Bank USA (2000 – 2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998 – 2000); Partner, KPMG LLP (1971 – 1998).	50

Patti McGill Peterson (1943) Trustee and Chairperson	1996	Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public Affairs, Cornell University (1997 – 1998); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).	50

John A. Moore (1939) Trustee	1996	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	50

	Year		Number of
Name, (Year of Birth)	Commenced	Principal Occupation(s) and	John Hancock Funds
and Position with the Fund	Service	other Directorships during the Past Five Years	Overseen Currently

Steven R. Pruchansky (1944) Trustee and Vice Chairman	2005	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	50

Gregory A. Russo (1949) Trustee	2008	Vice Chairman, Risk & Regulatory Matters, KPMG, LLC (“KPMG”) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998 – 2002).	21

Non-Independent Trustees
James R. Boyle* (1959) Trustee	2005	Executive Vice President, Manulife Financial Corporation (“MFC”) (since 1999); President, John Hancock Variable Life Insurance Company (since 2007); Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (“JHA” or the “Adviser”), The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) and John Hancock Funds, LLC (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (“JHIMS”) (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).	268

John G. Vrysen* (1955) Nominee	N/A	Senior Vice President, MFC (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, JHIMS, and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), John Hancock Funds III (“JHF III”) and John Hancock Trust (“JHT”) (since 2007); Director, John Hancock Signature Services, Inc. (“Signature Services”) (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group, MFC Global Investment Management (U.S.) (“MFC Global (U.S.)”), JHIMS, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005 – 2007); Vice President, MFC (until 2006).	N/A

*	Because each of Mr. Vrysen and Mr. Boyle is a senior executive with the Adviser, each of them is considered an “interested person” (as defined in the 1940 Act) of the funds.

Executive Officers

The following table presents information regarding the current principal officers of the funds who are neither current Trustees nor Nominees. The address of each officer is 601 Congress Street, Boston, Massachusetts 02210-2805.

	Year
Name, (Year of Birth)	Commenced	Principal Occupation(s) and
and Position with the Fund	Service	other Directorships during Past Five Years

Keith F. Hartstein (1956) President and Chief Executive Officer	2005	Senior Vice President, MFC (since 2004); Director, President and Chief Executive Officer, JHA, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global (U.S.) (since 2005); Director, Signature Services (since 2005); President and Chief Executive Officer, JHIMS (since 2006); President and Chief Executive Officer, JHF II, JHF III and JHT; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005 – 2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler (1955) Secretary and Chief Legal Officer	2006	Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) (since 2006); Secretary and Chief Legal Officer, JHF, LLC, JHF II, JHF III and JHT (since 2006); Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company (1999 – 2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000 – 2006); Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000 – 2004); Secretary and Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004 – 2006).

Francis V. Knox, Jr. (1947) Chief Compliance Officer	2005	Vice President and Chief Compliance Officer, JHIMS and MFC Global (U.S.) (since 2005); Chief Compliance Officer, JHF, JHF II, JHF III and JHT (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004).

Charles A. Rizzo (1957) Chief Financial Officer	2007	Chief Financial Officer, JHF, JHF II, JHF III and JHT (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005 – 2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003 – 2005).

Gordon M. Shone (1956) Treasurer	2006	Treasurer, JHF (since 2006), JHF II, JHF III and JHT (since 2005); Vice President and Chief Financial Officer, JHT (2003 – 2005); Senior Vice President, JHLICO (U.S.A.) (since 2001); Vice President, JHIMS and JHA (since 2006).

Committees

In 2008, each of the funds changed its fiscal year end from December 31 to October 31. Accordingly, information in this proxy statement relating to the most recent fiscal year for both funds will be shown through or as of the end of each fund’s most recently completed fiscal period (October 31, 2008), as well as for the previous full 12-month fiscal year ended December 31, 2007.

During the fiscal year ended December 31, 2007 and the fiscal period ended October 31, 2008, the Board had four standing committees: the Audit and Compliance Committee, the Contracts/Operations Committee, the Governance Committee and the Investment Performance Committee. Each Committee was comprised entirely of Independent Trustees. In January 2009, the Board’s committee structure was changed to consist of five standing committees. The following discussion relates to the committee structure that was in place through December 2008. The new committee structure is described below under “Revised Committee Structure.”

Audit and Compliance Committee.  All members of this Committee are “independent” under the Revised Listing Rules of the New York Stock Exchange (the “NYSE”), and each member is financially literate with at least one having accounting or financial management expertise. This Committee recommends to the full Board the appointment of the independent registered public accounting firm for each fund, oversees the work of the independent registered public accounting firm in connection with each fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The written charter for the Audit Committee (which replaced the Audit and Compliance Committee in January 2009) is included as Attachment 1 to this proxy statement.

The Audit and Compliance Committee reports that it has: (1) reviewed and discussed each fund’s audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters relating to the quality of each fund’s financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent registered public accounting firm required by Independent Standards Board Standard No. 1 and discussed with the independent registered public accounting firm their independence; and (4) based on these discussions, recommended to the Board that each fund’s financial statements be included in each fund’s annual report for the last fiscal year (see Attachment 2).

Each fund’s Audit and Compliance Committee met five times during the fiscal year ended December 31, 2007 and four times during the fiscal period ended October 31, 2008.

Governance Committee.  This Committee is comprised of all of the Independent Trustees. This Committee reviews the activities of the other standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of this Committee also are “independent” under the NYSE’s Revised Listing Rules. The written charter for the Nominating, Governance and Administration Committee (which replaced the Governance Committee in January 2009) is included as Attachment 3 to this proxy statement. The Trustees who are not Independent Trustees and the officers of the fund are nominated and selected by the Board.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee expects to apply the following criteria: (i) the nominee’s reputation for integrity; honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criterion and each nominee may not have each of these qualities.

It is the intent of each Governance Committee that at least one Independent Trustee be an “audit committee financial expert” as defined by the Securities and Exchange Commission (the “SEC”).

As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, each fund anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee. This Committee may retain a consultant to assist the Committee in a search for a qualified candidate, and has done so recently.

Any shareholder recommendation for Independent Trustee must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the fund’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the fund’s proxy statement. Each of the nominees for election as Trustee was recommended by this Committee.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee in care of the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the fund.

Each fund’s Governance Committee met once during the fiscal year ended December 31, 2007 and twice during the fiscal period ended October 31, 2008.

Contracts/Operations Committee.  This Committee oversees the initiation, operation and renewal of the various contracts between the funds and other entities. These contracts include advisory, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee met four times during each fund’s fiscal year ended December 31, 2007 and three times during the fiscal period ended October 31, 2008.

Investment Performance Committee.  This Committee monitors and analyzes the performance of the funds generally, consults with the Adviser as necessary if a fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.

Each fund’s Investment Performance Committee met four times during the fiscal year ended December 31, 2007 and three times during the fiscal period ended October 31, 2008.

Board meetings.  Each Board held seven meetings during the fiscal year ended December 31, 2007 and seven meetings during the fiscal period ended October 31, 2008. With respect to each fund, no Trustee attended fewer than 75% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings held by all committees on which he or she served. The funds hold joint meetings of the Trustees and all committees.

Revised Committee Structure.  Beginning January 2009, each fund’s committee structure was revised to consist of five committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee (which corresponds to the former Governance Committee); the Investment Performance Committee A (which corresponds to the former Investment Performance Committee); and the Contracts/Operations Committee (which corresponds to the former committee of the same name). In terms of function, other than the separate Audit and Compliance Committees, the current committees operate in the same manner as their predecessor committees.

Audit Committee.  The accounting oversight function of this Committee is described above in the discussion of the former Audit and Compliance Committee.

Compliance Committee.  The primary role of this Committee is to oversee the activities of each fund’s Chief Compliance Officer; the implementation and enforcement of each fund’s compliance policies and procedures; and compliance with the funds’ and the Independent Trustees’ Codes of Ethics.

The current membership of each committee is set forth below. As Chairperson of the Board, Ms. McGill Peterson is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate. Prior to January 2009, Ms. Jackson and Messrs. Martin and Russo were not members of any committee.

Nominating,
		Governance and	Investment
Audit	Compliance	Administration	Performance A	Contracts/Operations

Mr. Cunningham	Mr. Carlin	All Independent	Ms. Jackson	Mr. Ladner
Ms. Jackson	Mr. Russo	Trustees	Mr. Ladner	Dr. Moore
Mr. Martin			Mr. Martin	Mr. Pruchansky
Mr. Pruchansky

Trustee Ownership

The following table shows the dollar range of each Trustee’s and nominee’s ownership of equity securities of the funds as well as holdings of shares of equity securities of all John Hancock funds overseen by the Trustee, as of December 31, 2008.

	Trustee Holdings(1)		All John Hancock
Name of Trustee	Investors	Income Securities	Funds Overseen

Independent Trustees
James F. Carlin	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
William H. Cunningham	$1 – $10,000	$1 – $10,000	Over $100,000
Deborah C. Jackson	$0	$1 – $10,000	$ 1 – $10,000
Charles L. Ladner	$1 – $10,000	$1 – $10,000	Over $100,000
Stanley Martin	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Patti McGill Peterson	$1 – $10,000	$1 – $10,000	Over $100,000
John A. Moore	$1 – $10,000	$1 – $10,000	Over $100,000
Steven R. Pruchansky	$1 – $10,000	$1 – $10,000	Over $100,000
Gregory A. Russo	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Non-Independent Trustee
James R. Boyle	$0	$0	Over $100,000
Non-Independent Nominee
John G. Vrysen	$1 – $10,000	$1 – $10,000	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under “Remuneration of Trustees and Officers.” The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

Compliance with Section 16(a) Reporting Requirements

Section 16(a) of the Exchange Act requires a fund’s executive officers, Trustees and persons who own more than 10% of a fund’s shares (“10% Shareholders”) to file reports of ownership and changes in ownership with the SEC. Executive Officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that, during the past fiscal year, its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Remuneration of Trustees and Officers

The following table provides information regarding the compensation paid by the funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the fiscal year ended December 31, 2007 and the fiscal period ended October 31, 2008. Any non-Independent Trustees, and each of the officers of the funds who are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

	Aggregate Compensation
					Total Compensation
					All Funds in the
					John Hancock
Independent Trustees	Investors		Income Securities		Fund Complex(1)

	FYE	FPE	FYE	FPE	FYE	FPE
	12-31-07	10-31-08	12-31-07	10-31-08	12-31-07	10-31-08

James F. Carlin	$1,161	$5,582	$1,208	$5,599	$145,250	$255,834
William H. Cunningham(2)	$1,161	$4,359	$1,209	$4,362	$145,250	$152,500
Deborah C. Jackson(3)	$0	$1,125	$0	$1,125	$0	$34,750
Charles A. Ladner(2)	$1,195	$4,596	$1,244	$4,604	$146,000	$157,500
Stanley Martin(3)	$0	$1,498	$0	$1,498	$0	$51,960
Patti McGill Peterson(2)	$1,192	$4,359	$1,244	$4,362	$151,000	$152,500
John A. Moore(2)	$1,475	$5,729	$1,535	$5,734	$181,000	$197,000
Steven R. Pruchansky(2)	$1,441	$5,005	$1,500	$5,011	$180,250	$188,500
Gregory A. Russo(3)	$0	$1,921	$0	$1,921	$0	$51,960

(1)	All of the Independent Trustees other than Mr. Russo are Trustees of 50 funds in the John Hancock Fund Complex. Mr. Russo is a Trustee of 21 funds in the Complex.

(2)	As of December 31, 2008, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $155,441; Mr. Ladner was $71,250; Ms. McGill Peterson was $112,504; Dr. Moore was $209,776; and Mr. Pruchansky was $255,930 under the John Hancock Deferred Compensation Plan for Independent Trustees (“the Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested by a fund in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate any fund to retain the services of any Trustee or obligate a fund to pay any particular level of compensation to the Trustee.

(3)	Messrs. Martin and Russo each commenced service as a Trustee on September 8, 2008. Ms. Jackson commenced service as a Trustee on October 1, 2008.

Material Relationships of the Independent Trustees

As of December 31, 2008, none of the Independent Trustees, nor any immediate family member, owned shares of the Adviser or a principal underwriter of the funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of the funds.

There have been no transactions by the funds since the beginning of the funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Independent Trustee or any immediate family member has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the funds in an amount in excess of $120,000 at any time since that date.

No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, a principal underwriter of the funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the funds. Moreover, no Independent Trustee or immediate family member has, or has had in the last two fiscal years of the funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the funds, an officer of the funds, any investment company sharing the same investment adviser or principal underwriter as the funds or any officer of such a company, any investment adviser or principal underwriter of the funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, or any officer of such a person.

Within the last two completed fiscal years of the funds, no officer of any investment adviser or principal underwriter of the funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, has served as a director on a board of a company where any of the Independent Trustees or nominees of the funds, or immediate family members of such persons, has served as an officer.

Legal Proceedings

There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the funds or any of their affiliated persons or has a material interest adverse to the funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the funds within the past five years.

Independent Registered Public Accounting Firm

The Trustees of each fund, including a majority of each fund’s Independent Trustees, have selected PricewaterhouseCoopers LLC (“PwC”), 125 High Street, Boston, Massachusetts 02110, to act as independent registered public accounting firm for each fund’s fiscal year ending October 31, 2009.

Representatives of PwC are not expected to be present at the meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

The following table sets forth the aggregate fees billed by PwC for each fund’s fiscal years ended December 31, 2006 and December 31, 2007, as well as for the fiscal period ended October 31, 2008 (the “Reporting Periods”), for professional services rendered for: (i) the audit of the fund’s annual financial statements and the review of financial statements included in the fund’s reports to stockholders; (ii) assurance and related services that are reasonably related to the audit of the fund’s financial statements; (iii) tax compliance, tax advice or tax planning; and (iv) all services other than (i), (ii) and (iii).

	Audit Fees			Audit-Related Fees			Tax Fees			All Other Fees

	FYE	FYE	FPE	FYE	FYE	FPE	FYE	FYE	FPE	FYE	FYE	FPE
	2006	2007	2008	2006	2007	2008	2006	2007	2008	2006	2007	2008

Investors	$26,250	$26,250	$44,920	$0	$0	$18,645	$3,500	$3,500	$3,500	$3,000	$3,000	$0
Income Securities	$26,250	$26,250	$44,920	$0	$0	$18,645	$3,500	$3,500	$3,500	$3,000	$3,000	$0

Each fund’s Audit Committee has adopted procedures to pre-approve audit and non-audit services for the funds and the Adviser and any entity controlling, controlled by or under common control with, the Adviser (the “Adviser Affiliates”). These procedures identify certain types of audit and non-audit services that are anticipated to be provided by PwC during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, pre-approve those engagements. The scope and value criteria are reviewed annually. These procedures require both audit and non-audit sources to be approved by the Audit Committee prior to engaging PwC.

In recommending PwC as the funds’ independent registered public accounting firm, the Audit Committee has considered the compensation provided to PwC for audit and non-audit services to the Adviser and the Adviser Affiliates, and has determined that such compensation is not incompatible with maintaining PwC’s independence. The aggregate amount of non-audit fees paid by the funds, the Adviser and Adviser Affiliates that provide services to the funds, which includes amounts described above, were $879,192, $1,557,823 and $4,594,772 for the fiscal years ended December 31, 2006 and 2007, and the fiscal period ended October 31, 2008, respectively. All such non-audit services were pre-approved in accordance with the funds’ policy.

PROPOSAL TWO
STAGGERED BOARD ELECTIONS

In order to modernize the Declaration of Trust (the “Declaration”) of each fund to conform to those of other John Hancock closed-end funds and prevailing current industry practices, management proposes that the funds establish a policy of holding staggered Board elections.

Consistent with prevailing current industry practice, the Boards of the other John Hancock closed-end funds are divided into three separate classes of Trustees, with only one class being subject to shareholder election at any particular annual shareholder meeting. On the contrary, the Boards of the funds are not divided into classes and currently all of each such Board’s Trustees are elected each year in accordance with the relevant fund’s Declaration.

In order to provide increased leadership stability to these funds, and in line with modern accepted corporate governance practices, management is proposing the addition of a classified Board and staggered Board election structure substantially identical to the other John Hancock closed-end funds. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a fund’s shareholders to change the majority of Trustees of the fund and, thus, promotes the continuity of management.

Shareholder approval is required for this proposal. The Board of each fund approved this proposal at its meeting on September 8, 2008. The proposed changes to each Declaration would not take effect until shareholder approval is obtained.

If shareholders of a fund approve this Proposal Two, the fund’s Trustees will be classified as shown in the following table. The information presented in the table assumes that each nominee to serve on the Board listed in Proposal One is elected.

Class	Trustee	Year Current Term Expires
	James R. Boyle
1	Deborah C. Jackson	2010
	Patti McGill Peterson
	Steven R. Pruchansky

	James F. Carlin
2	William H. Cunningham	2011
	Gregory A. Russo

	Charles L. Ladner
	Stanley Martin
3	John A. Moore	2012
	John G. Vrysen

If shareholders of a fund do not approve this Proposal Two, the Declaration of that fund will not be amended to provide for a classified Board, and that fund will continue to vote for a full slate of Trustees at each annual meeting.

The proposed Board classification provisions for each Declaration are included as Attachment 4 to this proxy statement.

Vote Required for Proposal Two

For each fund, approval of Proposal Two will require the affirmative vote of a Majority of the Outstanding Voting Securities of the fund. If shareholders of a fund do not approve Proposal Two, that fund’s shareholders will continue to vote for a full slate of Trustee nominees at every annual shareholder meeting.

If Proposal Two is approved by the shareholders of a fund, the staggered Board election process for that fund will begin with that fund’s 2010 annual shareholder meeting.

Each Board recommends that shareholders of each fund vote “FOR” Proposal Two.

PROPOSAL THREE
REVISED FORM OF INVESTMENT ADVISORY AGREEMENT

Shareholders of both funds are being asked to approve a new form of Advisory Agreement for the funds. Approval of the new form of Advisory Agreement will not change the annual advisory fee rates payable by either fund and will not materially increase the funds’ overall expense ratios. Accordingly, the new form of Advisory Agreement would not result in any changes to the information presented in an annual operating expense table summarizing each fund’s expenses.

Introduction

At its meeting on December 8-9, 2008, the Board, including all the Independent Trustees, approved the new form of Advisory Agreement between the funds and the Adviser. A copy of the proposed new form of Advisory Agreement is included at Attachment 5 to this proxy statement. A discussion of the evaluation by the Board of each fund of the new form of Advisory Agreement is included in Attachment 6 to this proxy statement.

The purpose of this proposal is to streamline the advisory agreements across the John Hancock Fund Complex. The new form of Advisory Agreement will:

•	Eliminate coverage of all Non-Advisory Services from the Advisory Agreement. In this proxy statement, the term “Non-Advisory Services” means services that include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature.

•	For both funds, change the frequency with which advisory fees are accrued and paid from quarterly to daily, in order to provide consistency across the John Hancock Fund Complex.

•	Contain clearer, more detailed provisions with respect to certain matters, as summarized below.

The 1940 Act requires that any change in an advisory contract be approved by shareholders of a fund.

Additional Information.  For additional information about the Adviser, including: “Management and Control of the Adviser,” and the amounts of advisory fees paid to the Adviser during each fund’s most recent fiscal year, see Attachment 7 to this proxy statement (“Additional Information About the Adviser and the Advisory Agreements”). The advisory fee schedule for each fund and information regarding comparable funds managed by the Adviser are set forth in Attachment 8 to this proxy statement (“Advisory Fee Schedules and Comparable Funds Managed by the Adviser”).

Clarification Regarding Non-Advisory Services

The current Advisory Agreement describes the investment advisory functions to be performed by the Adviser (or a subadviser, under the Adviser’s supervision), including the formulation and implementation of a continuous investment program for each fund consistent with the fund’s investment objectives and related investment policies (“Advisory Services”). In addition, each fund’s current Advisory Agreement provides that the Adviser will provide certain limited Non-Advisory Services. A substantial number of other Non-Advisory Services, which the funds pay for, are already provided to the funds under a separate Accounting and Legal Services Agreement.

In order to provide clarity and to consolidate like services in a single agreement, it is proposed that all references to Non-Advisory Services in the Advisory Agreements be eliminated. Management has proposed to the Board that each fund adopt a new, separate Service Agreement (replacing the existing Accounting and Legal Services Agreement) that will clearly cover all Non-Advisory Services, including those eliminated from the Advisory Agreement, if Proposal Three is approved.

Management believes that this consolidation of Non-Advisory Services under a single contract will eliminate confusion and facilitate more effective tracking of Non-Advisory Services and costs. The elimination of Non-Advisory Services provisions from the Advisory Agreements and consolidation of Non-Advisory Services in a separate Service Agreement will not materially increase the amount of expenses incurred by the funds for Non-Advisory Services, and will not materially increase the funds’ overall expense ratios. Consistency in operational procedures across the John Hancock Fund Complex will speed processes and minimize transaction error. These benefits contribute to a goal of maintaining, even reducing, operational costs. Restricting the new form of Advisory Agreement to investment advisory services will facilitate the Adviser’s ability to manage those services that are “non-investment” in nature. The Board expects to consider management’s Service Agreement proposal, which does not require shareholder approval, at a future Board meeting.

The proposed new form of Advisory Agreement will not result in any increase in the advisory fee that each fund pays the Adviser under the current Advisory Agreement or in any change in the nature and level of Advisory Services provided by the Adviser to the funds, and will not materially increase the funds’ overall expense ratios.

Frequency of Payment

The new form of Advisory Agreement will restructure the advisory fees paid by both funds so that the fees will be accrued and paid on a daily basis. As compensation for its services under the Advisory Agreement, the Adviser receives a fee computed separately for each fund. The amount of the advisory fee is determined by applying the annual fee rate to the average managed assets of the fund.

Currently, each fund pays the Adviser advisory fees on a quarterly basis based on the average weekly managed assets of the fund. This amendment is intended to bring all advisory fee payment mechanics for the John Hancock Fund Complex into conformity and will result in greater administrative efficiencies for the funds.

Proposal Three would amend the frequency of accrual and payment of advisory fees for both funds so that JHA will be paid advisory fees on a daily basis on average daily managed assets. The amendment will not change the annual advisory fee rates payable by either of the funds. This amendment would promote uniformity of advisory fee distributions across the John Hancock Fund Complex. The Board believes that this will lead to greater administrative efficiencies for the funds.

Because each fund’s advisory fees have historically been accrued on a daily basis, there is no material difference between the amounts that a fund would have paid if daily payment of advisory fees were in effect in prior periods instead of quarterly payment. Nevertheless, the Adviser may benefit from the time value of advisory fee payments received on a daily, rather than a quarterly basis.

Key Differences

The following table lists the key differences between the proposed new form of Advisory Agreement and the current Advisory Agreements. These provisions would be changed to those in the proposed form if the form is approved by shareholders of a fund.

Key Differences between the New and Current Advisory Agreements

	New Form of Advisory Agreement	Current Advisory Agreements
Advisory and Non-Advisory Services	Agreement deletes all Non-Advisory Services.	Agreement includes certain limited Non-Advisory Services, such as the preparation of certain valuation reports.
Frequency of Payment	The advisory fees for each fund will be accrued and paid daily.	The advisory fees for each fund are paid quarterly.
Trustees and Officers	Adviser agrees to permit its employees to serve as interested Trustees and President without remuneration from the fund. Other Adviser personnel may be furnished at fund’s expense.	Adviser agrees to pay for all officers and employees of fund that are also adviser personnel. The fund pays for Independent Trustees, a portion of Chief Compliance Officer compensation and any outside contractors or employees.
Expenses Assumed by the Fund	More detailed list than current form of Advisory Agreement as well as some general provisions.	Less detailed enumeration of such expenses.
Conflicts of Interest	Potential conflicts on behalf of Adviser do not affect validity of relationship or transactions made.	Agreement is silent.
Duration and Termination	60 day’s written notice is required. Following shareholder approval of the new form of Advisory Agreement, if the Agreement terminates with respect to a fund because the fund’s shareholders fail to provide any required approval of the Agreement, then the Adviser will act as adviser until the Agreement is approved or another agreement is enacted, and Adviser will be paid at cost or the amount under this Agreement, whichever is less. This is consistent with the 1940 Act provision permitting certain types of interim advisory contracts.	60 day’s written notice is required. No interim adviser clause is included. However, if necessary, a fund likely could still avail itself of the interim advisory contract provisions of the 1940 Act.
Provision of Certain Information by Adviser
Adviser will notify the fund in writing when:

•   Adviser’s registration on state or federal level ceases; and

•   Adviser receives notice of an action involving the affairs of the fund, or the CEO or Managing Member of the Adviser, or a fund’s portfolio manager changes.
No explicit provision is provided but these may be presumed from the Adviser’s general fiduciary duties.

	New Form of Advisory Agreement	Current Advisory Agreements
Indemnification of Adviser	Provided (when not a result of willful malfeasance, bad faith, gross negligence or reckless disregard) to the fullest extent permitted by law, the fund indemnifies the Adviser, its affiliates and the officers, directors and employees of the Adviser and its affiliates. Advancement is also provided for.	No similar clause.
Limitation of Liability under the Declaration of Trust	Agreement notes that Declaration of Trust limits the personal liability of shareholder, officer, employee or agent of the fund.	Agreement is silent. The Declaration of Trust and Massachusetts law provides for such limitation of liability but ideally this should be stated in all fund contracts.

Description of Current and New Form of Advisory Agreements

The following is a summary of the terms of the current Advisory Agreements and the new form of Agreement that are substantially similar.

Duties.  The Adviser oversees the investment operations of each fund, and retains and compensates subadvisers that manage the investment and reinvestment of the funds’ assets pursuant to subadvisory agreements with the Adviser.

Compensation.  The annual percentage rates for the funds’ advisory fees are set forth in Attachment 8 to this proxy statement. The new form of Advisory Agreement does not change the annual advisory fee rates for the funds.

Expenses.  Each fund is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser has agreed to pay. Each fund pays the expenses of:

•	custody, auditing, transfer agency, bookkeeping and dividend disbursement;

•	trade commissions;

•	taxes;

•	legal fees and expenses, including litigation and share registration; and

•	printing and mailing shareholder reports, prospectuses and proxy statements.

Liability.  The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Term.  Each fund’s Agreement has an initial two-year term, and continuance must be specifically approved at least annually either by: (a) the Board; or (b) a Majority of the fund’s Outstanding Voting Securities (as defined below). Any such continuance also requires the approval of a majority of the Independent Trustees.

In this proxy statement, the term “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of a fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2) more than 50% of the outstanding voting securities of the fund.

Any required shareholder approval of any continuance of the current or amended Advisory Agreements shall be effective with respect to a fund if a Majority of the Outstanding Voting Securities of that fund votes to approve such continuance even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of the other fund.

Failure of Shareholders to Approve Continuance.  If the outstanding voting securities of a fund fail to approve any continuance of the Advisory Agreement, the Adviser may continue to act as investment adviser with respect to such fund pending the required approval of the continuance of such agreement, a new agreement with the Adviser or a different adviser, or other definitive action. The compensation received by the Adviser during such period will be no more than: (a) its actual costs incurred in furnishing Advisory Services; or (b) the amount it would have received under the Agreement, whichever is less.

Termination.  Each Advisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other parties. An Agreement may be terminated by:

•	the Trustees of the fund;

•	a Majority of the Outstanding Voting Securities of the fund; or

•	the Adviser.

An Advisory Agreement will automatically terminate in the event of its assignment.

Amendments.  Each fund’s Advisory Agreement may be amended, provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of the fund and by the vote of a majority of the Trustees of the fund, including a majority of the Independent Trustees.

Vote Required for Proposal Three

For each fund, approval of Proposal Three will require the affirmative vote of a Majority of the Outstanding Voting Securities of the fund. If shareholders of a fund do not approve Proposal Three, the new form of Advisory Agreement will not take effect, and the terms of the current Advisory Agreement will continue in effect as to that fund.

If Proposal Three is approved by the shareholders of a fund, the new form of Advisory Agreement is expected to become effective promptly thereafter with respect to that fund.

Each Board, including all the Independent Trustees, recommends that shareholders of each fund vote “FOR” Proposal Three.

MISCELLANEOUS

Voting; Quorum; Adjournment

The following votes are required to approve the proposals:

Proposal	Vote Required

One — Election of Trustees	A plurality of all votes cast, assuming a quorum exists.* A “plurality” means that the eleven nominees up for election receiving the greatest number of votes will be elected as Trustees, regardless of the number of votes cast.

Two — Staggered Board Elections	A “Majority of the Outstanding Voting Securities,” assuming a quorum exists. In other words, Proposal Two requires the affirmative vote of the lesser of: (1) 67% or more of the voting securities of a fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or (2) more than 50% of the outstanding voting securities of the fund.

Three — New Form of Advisory Agreement	A “Majority of the Outstanding Voting Securities,” assuming a quorum exists. In other words, Proposal Three requires the affirmative vote of the lesser of: (1) 67% or more of the voting securities of a fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or (2) more than 50% of the outstanding voting securities of the fund.

*	In order for a “quorum” to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

Proposal One is considered a routine matter on which brokers holding shares in “street name” may vote on this proposal without instruction under the rules of the NYSE. Because Proposals Two and Three are not considered routine matters, brokers holding shares in “street name” may not vote those shares on these proposals without instruction from the beneficial shareholders.

The following table summarizes how the quorum and voting requirements are determined.

Shares	Quorum	Voting

In General	All shares “present” in person or by proxy are counted in determining whether a quorum exists.	Shares present in person will be voted in person by the shareholder at the meeting. Shares present by proxy will be voted by the proxyholder in accordance with instructions specified in the proxy.

Broker Non-Vote	Considered “present” at meeting.	Not voted. Same effect as a vote “against” a proposal.

Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” for determining whether a quorum exists.	Will be voted “for” the proposal by the proxyholder.

Vote to Abstain	Considered “present” for determining whether a quorum exists.	Same effect as a vote “against” a proposal.

If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposals prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.

Expenses and Methods of Solicitation

The costs of the meeting, other than the solicitation of proxies, will be allocated on a pro rata basis based on each fund’s assets. The costs for the solicitation of proxies will be borne equally by each fund, as detailed below. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds’ investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts 02210-2805, serves as each fund’s investment adviser and administrator. Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of up to approximately $6,000 per fund plus reasonable expenses.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the Adviser, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

•	A shareholder will be called on a recorded line at the telephone number in a fund’s account records and will be asked to provide certain identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the funds’ Voice Response Unit to vote:

•	Read the proxy statement and have your proxy card at hand.

•	Call the toll-free-number located on your proxy card.

•	Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the information on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•	Read the proxy statement and have your card on hand.

•	Go to the Web site listed on the card.

•	Follow the directions on the Web site. Please call 1-800-852-0218 if you have any problems.

•	To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

The Funds’ Adviser and Subadviser

The funds’ investment adviser is John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts 02210. An affiliate of the Adviser, MFC Global Investment Management (U.S.), LLC, 101 Huntington Ave., Boston, Massachusetts 02119, serves as subadviser to each fund.

Other Matters

The management of the funds knows of no business to be brought before the meeting, except as described above. If, however, any other matters were properly to come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management of the funds will provide further information.

The meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the meetings is in the best interest of each fund’s shareholders. In the event that any shareholder present at the meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund’s meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other fund.

SHAREHOLDER PROPOSALS

Shareholder proposals, including nominees for Trustee, intended to be presented at a fund’s annual meeting in 2010 must be received by that fund at its offices at 601 Congress Street, Boston, Massachusetts, 02210, after September 16, 2009, but no later than October 16, 2009, for inclusion in that fund’s proxy statement and form of proxy relating to that meeting (subject to certain exceptions).

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

JOHN HANCOCK INVESTORS TRUST
JOHN HANCOCK INCOME SECURITIES TRUST

Dated: February 6, 2009

ATTACHMENT 1

JOHN HANCOCK FUNDS
AUDIT COMMITTEE CHARTER

A.  Composition.  The Audit Committee (the “Committee”) shall be composed exclusively of Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds, or of any fund’s investment adviser or principal underwriter (the “Independent Trustees”). The Committee shall be composed of at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. Unless otherwise determined by the Board, no member of the Committee may serve on the audit committee of more than two other public companies (other than another John Hancock Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Committee shall be independent as defined by such rules and Rule 10A-3(b)(1) of the Exchange Act. Each member of the Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

B.  Overview.  The Committee’s purpose is to:

1.	assist the Board in fulfilling its oversight responsibilities of (1) the integrity of the funds’ financial statements, (2) the funds’ compliance with legal and regulatory requirements (except to the extent such responsibility is delegated to another committee), and (3) the independent auditor’s qualifications, independence, and performance;

2.	act as a liaison between the funds’ independent accountants and the Board of Trustees; and

3.	oversee the preparation of an Audit Committee Report as required by the Securities and Exchange Commission (the “SEC”) to the extent required to be included in the closed-end funds’ annual proxy statement.

The Committee shall discharge its responsibilities, and shall access the information provided by the funds’ management and independent auditors, in accordance with its business judgment. Management is responsible for the preparation of the fund’s financial statements, the maintenance of appropriate systems for accounting and internal controls over financial reporting. The Committee and the Board of Trustees recognize that management (including the internal audit staff) and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding a fund’s accounting, auditing, internal control and financial reporting practices than the Committee does. Accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by a fund to its shareholders and others. The independent auditors are responsible for auditing the funds’ annual financial statements. The authority and responsibilities set forth in this charter recognize that the Committee members are not acting as accountants or auditors and this charter does not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that any fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor’s report.

C.  Oversight.  The independent auditors shall report directly to the Committee, and the Committee shall be responsible for oversight of the work of the independent auditors, including resolution of any disagreements between any fund’s management and the independent auditors regarding financial reporting. In connection with its oversight role, the Committee should also review with the independent auditors, from time to time as appropriate: significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of a fund’s financial statements; recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the funds and recommended actions which might be taken to prevent or mitigate the risk of problems at the funds arising from such matters; accounting for unusual transactions; adjustments arising from audits that could have a significant impact on the funds’ financial reporting process; and any recent SEC comments on the funds’ SEC reports, including, in particular, any compliance comments. The Committee should inquire of the independent auditor concerning the quality, not just the acceptability, of the funds’ accounting determinations and other judgmental areas and question whether management’s choices of accounting principles are, as a whole, conservative, moderate or aggressive.

D.  Specific Responsibilities.   The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

1.	To approve, and recommend to the Board of Trustees for its ratification and approval in accord with applicable law, the selection, appointment and retention of an independent auditor for each fund prior to the engagement of such independent auditor and, at an appropriate time, its compensation. The Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. The Committee should periodically consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

2.	To periodically review and evaluate the lead partner and other senior members of the independent auditor’s team and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

3.	To pre-approve all non-audit services provided by the independent auditor to the fund or to the fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund, if the engagement relates directly to the operations and financial reporting of the fund.

4.	The Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities for non-audit services to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the funds or to a service provider as referenced in Paragraph 3, provided however, that any such policies and procedures are detailed as to particular services, the Committee is informed of each service, and any such policies and procedures do not include the delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.

5.	To meet with independent auditors, including private meetings, as necessary, management’s internal auditors, and the funds’ senior management: (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to review, to the extent required by applicable law or regulation, the form and substance of the closed-end funds’ financial statements and reports, including each closed-end fund’s disclosures under “Management’s Discussion of Fund Performance” and to discuss any matters of concern relating to the funds’ financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of an audit; (iii) to consider the independent accountants’ comments with respect to the funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) to review the resolution of any disagreements between the independent accountants and management regarding the funds’ financial reporting; and (v) to review the form of opinion the independent accountants propose to render to the Board and shareholders. The Committee should request from the independent auditors a frank assessment of management.

6.	With respect to any listed fund, to consider whether it will recommend to the Board of Trustees that the audited financial statements be included in a fund’s annual report. The Board delegates to the Committee the authority to release the funds’ financial statements for publication in the annual and semi-annual report, subject to the Board’s right to review and ratify such financial statements following publication. With respect to each fund, to review and discuss with each fund’s management and independent auditor the funds’ audited financial statements and the matters about which Statement on Auditing Standards No. 61, as amended requires discussion. The Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a fund relating to its annual meeting of security holders or in any other filing required by the SEC’s rules.

7.	To receive and consider reports on the audit functions of the independent auditors and the extent and quality of their auditing programs.

8.	To obtain and review, at least annually, a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and each fund, including the disclosures required by any applicable Independence Standards Board Standard. The Committee shall engage in an active dialogue with each independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

9.	To review with the independent auditor any problems that may be reported to it arising out of a fund’s accounting, auditing or financial reporting functions and management’s response, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

10.	To review securities pricing procedures and review their implementation with management, management’s internal auditors, independent auditors and others as may be required.

11.	To establish procedures for the receipt, retention, and treatment of complaints received by a fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed fund, as well as employees of the fund, if any, regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements.

12.	To report regularly to the Board of Trustees, including providing the Committee’s conclusions with respect to the independent auditor and the funds’ financial statements and accounting controls.

E.  Subcommittees.  The Committee may, to the extent permitted by applicable law, form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Committee at its next meeting.

F.  Additional Responsibilities.  The Committee shall perform other tasks assigned to it from time to time by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

G.  Funding.  Each fund shall provide for appropriate funding, as determined by the Committee for payment of:

1.	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the fund.

2.	Compensation to any counsel, advisers, experts or consultants engaged by the Committee under Paragraph J of this charter.

3.	Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

H.  Governance.  One member of the Committee shall be appointed as chair by the Board of Trustees. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the Board of Trustees, as appropriate. The designation of a person as an “audit committee financial expert”, within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board of Trustees. Any additional compensation of Committee members shall be as determined by the Board of Trustees. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a fund, other than fees paid in his or her capacity as a member or chair of the Board of Trustees or of a committee of the Board of Trustees. The members of the Committee should confirm that the minutes of the Committee’s meetings accurately describe the issues considered by the Committee, the process the Committee used to discuss and evaluate such issues and the Committee’s final determination of how to proceed. The minutes should document the Committee’s consideration of issues in a manner that demonstrates that the Committee acted with due care.

I.  Evaluation.  At least annually, the Committee shall evaluate its own performance, including whether the Committee is meeting frequently enough to discharge its responsibilities appropriately.

J.  Miscellaneous.  The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

K.  Review.  The Committee shall review this charter at least annually and shall recommend such changes to the Board of Trustees as it deems desirable.

Last revised: December 9, 2008

EXHIBIT A

Policy for Raising and Investigating Complaints or Concerns
About Accounting or Auditing Matters

As contemplated by the Audit Committee Charter, the Committee has established the following procedures for:

•	the receipt, retention and treatment of complaints received by a fund regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed fund, as well as employees of the fund (“covered persons”) of concerns regarding questionable accounting or auditing matters.

A.  Policy Objectives

The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls or auditing matters may be raised and addressed without the fear or threat of retaliation. The funds desire and expect that covered persons will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.

B.  Procedures for Raising Complaints and Concerns

The funds’ Secretary shall be responsible for communicating these procedures to covered persons. Covered persons with complaints regarding accounting, internal accounting controls or auditing matters or concerns regarding questionable accounting or auditing matters may submit such complaints or concerns to the attention of the funds’ Secretary by sending a letter or other writing to the funds’ principal executive offices. Complaints and concerns may be made anonymously. Alternatively, any complaints or concerns may also be communicated anonymously directly to any member of the Audit Committee.

C.  Procedures for Investigating and Resolving Complaints and Concerns

If any complaints or concerns regarding internal accounting controls or auditing matters that could affect the funds are received through the Ethics Line or any other similar facility maintained by John Hancock Financial Services, they shall be communicated promptly to the funds’ Secretary and shall be reported by the funds’ Secretary to the Audit Committee, promptly or quarterly according to the guidelines set forth below.

The funds’ Secretary shall report to the Audit Committee as to whether those responsible for the Ethics Line or similar facility have a procedure in place to communicate promptly any such complaints or concerns to the funds’ Secretary and whether any such communication would violate the terms thereof.

All complaints and concerns received will be promptly forwarded to the Audit Committee or the chair of the Audit Committee, unless they are determined to be without merit by Secretary of the funds. If sent only to the chair, the chair may determine the appropriate response or may refer the issues to the entire Audit Committee. In any event, the funds’ Secretary will provide a record of all complaints and concerns received (whether or not determined to have merit) to the Audit Committee quarterly.

The Audit Committee will evaluate any complaints or concerns received (including those reported to the committee on a quarterly basis and which the funds’ Secretary has previously determined to be without merit). If the Audit Committee requires additional information to evaluate any complaint or concern, it may conduct an investigation, including interviews of persons believed to have relevant information. The Audit Committee may, in its discretion, assume responsibility for directing or conducting any investigation or may delegate such responsibility to another person or entity.

After its evaluation of the complaint or concern, the Audit Committee will authorize such follow-up actions, if any, as deemed necessary and appropriate to address the substance of the complaint or concern. The funds reserve the right to take whatever action the Audit Committee believes appropriate, up to and including discharge of any employee deemed to have engaged in improper conduct.

Regardless of whether a complaint or concern is submitted anonymously, the Audit Committee will strive to keep all complaints and concerns and the identity of those who submit them and participate in any investigation as confidential as possible, limiting disclosure to those with a business need to know or as required by law or recommended by legal counsel.

No covered person shall penalize or retaliate against any other covered person for reporting a complaint or concern, unless it is determined that the complaint or concern was made with knowledge that it was false. The funds will not tolerate retaliation against any covered person for submitting, or for cooperating in the investigation of, a complaint or concern. Moreover, any such retaliation is unlawful and may result in criminal action. Any retaliation will warrant disciplinary action against the offending party, up to and including termination of employment.

John Hancock Advisers, LLC shall include this policy in its employee manual and shall distribute, at least annually, the policy to all of its employees.

The funds’ Secretary shall retain records of all complaints and concerns received, and the disposition thereof, for five years.

D.  Notification of Others

At any time during an evaluation or investigation of a complaint or concern, the chair of the Audit Committee may notify the funds’ CCO or any other party with a need to know of the receipt of a complaint or concern and/or the progress or results of any review and/or investigation of a complaint or concern. The chair of the Audit Committee may provide such level of detail as may be necessary to allow the appropriate consideration by such parties in light of the funds’ ongoing obligations, including, but not limited to, disclosure obligations or any required officer certifications.

ATTACHMENT 2

AUDIT AND COMPLIANCE COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit and Compliance Committee has reviewed and discussed with the Funds’ management and PricewaterhouseCoopers the audited financial statements of the Funds contained in the Annual Report on Form N-CSR for the 2008 fiscal year. The Audit and Compliance Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Funds’ financial statements.

The Audit and Compliance Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Compliance Committees) and has discussed with PricewaterhouseCoopers its independence from the Funds.

Based on the review and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Trustees that the audited financial statements be included in each Funds’ Annual Report on Form N-CSR for filing with the Securities and Exchange Commission.

Submitted by the Audit and Compliance Committee

John A. Moore, Chairman
Charles L. Ladner
Patti McGill Peterson

ATTACHMENT 3

JOHN HANCOCK FUNDS
NOMINATING, GOVERNANCE AND ADMINISTRATION COMMITTEE CHARTER

A.  Composition.  The Nominating, Governance and Administration Committee (the “Committee”) shall be composed entirely of Trustees who are “independent” as defined in the rules of the New York Stock Exchange (“NYSE”) or any other exchange, as applicable, and are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds, or of any fund’s investment adviser or principal underwriter (the “Independent Trustees”) who are designated for membership from time to time by the Board of Trustees. The Chairman of the Board shall be a member of the Committee.

B.  Overview.  The overall charter of the Committee is to make determinations and recommendations to the Board on issues related to the composition and operation of the Board and corporate governance matters applicable to the Independent Trustees, as well as issues related to complex-wide matters and practices designed to facilitate uniformity and administration of the Board’s oversight of the funds, and to discharge such additional duties, responsibilities and functions as are delegated to it from time to time.

C.  Specific Responsibilities.  The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

1.	To consider and determine nominations of individuals to serve as Trustees.

2.	To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.

3.	To consider and determine the amount of compensation to be paid by the funds to the Independent Trustees, including incremental amounts, if any, payable to Committee Chairmen, and to address compensation-related matters. The Chairman of the Board has been granted the authority to approve special compensation to Independent Trustees in recognition of any significant amount of additional time and service to the funds required of them, subject to ratification of any such special compensation by the Committee at the next regular meeting of the Committee.

4.	To consider and determine the duties and compensation of the Chairman of the Board.

5.	To consider and recommend changes to the Board regarding the size, structure, and composition of the Board.

6.	To evaluate, from time to time, and determine changes to the retirement policies for the Independent Trustees, as appropriate.

7.	To develop and recommend to the Board, if deemed desirable, guidelines for corporate governance (“Corporate Governance Guidelines”) for the funds that take into account the rules of the NYSE and any applicable law or regulation, and to periodically review and assess the Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

8.	To monitor all expenditures and practices of the Board or the Committees or the Independent Trustees not otherwise incurred and/or monitored by a particular Committee, including, but not limited to: D&O insurance and fidelity bond coverage and costs; association dues, including Investment Company Institute membership dues; meeting expenditures and policies relating to reimbursement of travel expenses and expenses associated with offsite meetings; expenses and policies associated with Trustee attendance at educational or informational conferences; and publication expenses.

9.	To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants, that may be engaged by the Board of Trustees, by the Trustees who are not “interested persons” as defined in the Investment Company

Act of 1940 of any of the funds or any fund’s investment adviser or principal underwriter, or by the Committee, from time to time, other than as may be engaged directly by another Committee.

10.	To periodically review the Board’s committee structure and the charters of the Board’s committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.

11.	To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure.

12.	To report its activities to Board of Trustees and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

D.  Additional Responsibilities.  The Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

E.  Governance.  One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, and making reports to the Board of Trustees, as appropriate.

F.  Miscellaneous.  The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

G.  Evaluation.  At least annually, the Committee shall evaluate its own performance, including whether the Committee is meeting frequently enough to discharge its responsibilities appropriately.

H.  Review.  The Committee shall review this Charter periodically and recommend such changes to the Board of Trustees as it deems desirable.

Last revised: December 9, 2008

ANNEX A

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.

3.	Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.	Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Existing Trustees

The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating, Governance and Administration Committee (the “Committee”) shall consider the existing Trustee’s performance on the Board and any committee.

Review of Shareholder Nominations

Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the funds’ proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the funds’ proxy statement.

As long as an existing Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines that the selection of a new or additional Trustee is in the best interests of the fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee. The Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

ATTACHMENT 4

Proposed Amendment to Declarations of Trust of John Hancock Income Securities Trust and
John Hancock Investors Trust Establishing a Classified Board Structure

[Proposed additions are indicated in bold font below.]

ARTICLE II TRUSTEES

Section 2.5  Election of Trustees.

(a) Except as otherwise provided in Section 2.7 and 2.13 hereof, the Trustees shall be elected annually at the annual Shareholders’ meeting. Trustee may succeed themselves in office. Trustees may be elected at a Shareholders’ meeting. Trustees shall be elected by a plurality of the votes validly cast. The election of any Trustee (other than an individual who was serving as a Trustee immediately prior thereto) shall not become effective, however, until the individual named shall have accepted in writing such election and agreed in writing to be bound by the terms of the Declaration. Trustees need not own Shares.

(b) The Board of Trustees shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Trustees constituting the entire Board of Trustees. Within the limits specified above, the number of the Trustee in each class shall be determined by resolution of the Board of Trustees. The Trustees may also determine by resolution those Trustees in each Class that shall be elected by shareholders of a particular Class of Shares (e.g., by a Class of Preferred Shares). The term of office of the Class I shall expire on the date of the first annual meeting of Shareholders following [April 14, 2009]. The term of the Class II shall expire on the date of the second annual meeting of Shareholders following [April 14, 2009]. The term of the Class III shall expire on the date of the third annual meeting of Shareholders following [April 14, 2009]. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring the date of the third annual meeting of Shareholders following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose.

ATTACHMENT 5

NEW FORM OF ADVISORY AGREEMENT

Advisory Agreement dated           , 2009, between John Hancock          , a Massachusetts business trust (the “Fund”), and John Hancock Advisers, LLC, a Delaware limited liability company (“JHA” or the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF ADVISER

The Fund hereby appoints JHA, subject to the supervision of the Trustees of the Fund and the terms of this Agreement, as the investment adviser for the Fund. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Fund and the Adviser.

2.	DUTIES OF THE ADVISER

a.	Subject to the general supervision of the Trustees of the Fund and the terms of this Agreement, the Adviser will at its own expense, except as noted below, select and contract with investment subadvisers (“Subadvisers”) to manage the investments and determine the composition of the assets of the Fund; provided, that any contract with a Subadviser (a “Subadvisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (the “1940 Act”), except for such exemptions therefrom as may be granted to the Fund or the Adviser. Subject always to the direction and control of the Trustees of the Fund, the Adviser will monitor each Subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related investment policies, as set forth in the registration statement with the Securities and Exchange Commission of the Fund under the management of such Subadviser, and review and report to the Trustees of the Fund on the performance of such Subadviser.

b.	The Adviser shall furnish to the Fund the following:

i.	Office and Other Facilities. – The Adviser shall furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment.

ii.	Trustees and Officers. – The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President of the Fund without remuneration from or other cost to the Fund.

iii.	Investment Personnel. – The Adviser shall furnish to the Fund any personnel necessary for the oversight and/or conduct of the investment operations of the Fund. For the elimination of doubt, however, the Adviser shall not be obligated to furnish to the Fund pursuant to this Agreement personnel for the performance of functions: (a) related to and to be performed under any other separate contract from time-to-time in effect between the Fund and the Adviser or another party for legal, accounting, administrative and other any other non-investment related services; (b) related to and to be performed under the Fund contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services; or (c) related to the investment subadvisory services to be provided by any Subadviser pursuant to a Subadvisory Agreement.

iv.	Reports to Fund. – The Adviser shall furnish to, or place at the disposal of, the Fund such information, reports, valuations, analyses and opinions as the Fund may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Fund, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Fund shall be borne by the Fund.

c.	In addition to negotiating and contracting with Subadvisers as set forth in section (2)(a) of this Agreement and providing facilities, personnel and services as set forth in section (2)(b), the Adviser will pay the compensation of the President and Trustees of the Fund who are also directors, officers or employees of the Adviser or its affiliates.

d.	The Adviser may elect to manage the investments and determine the composition of the assets of the Fund, subject to the approval of the Trustees of the Fund. In the event of such election, the Adviser, subject always to the direction and control of the Trustees of the Fund, will manage the investments and determine the composition of the assets of the Fund in accordance with the Fund’s registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Fund, the Adviser:

i.	will obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund or are under consideration for inclusion in the Fund;

ii.	will formulate and implement a continuous investment program for the Fund consistent with the investment objectives and related investment policies for the Fund as described in the Fund’s registration statement, as amended;

iii.	will take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

iv.	will regularly report to the Trustees of the Fund with respect to the implementation of these investment programs;

v.	will provide assistance to the Fund’s Custodian regarding the fair value of securities held by the Fund for which market quotations are not readily available;

vi.	will furnish, at its expense: (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding any such services that are the subject of a separate agreement as may from time to time be in effect between the Fund and the Adviser or another party);

vii.	will select brokers and dealers to effect all transactions subject to the following conditions: the Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable; the Adviser is directed at all times to seek to execute brokerage transactions for the Fund in accordance with such policies or practices as may be established by the Trustees and described in the Fund’s registration statement as amended; the Adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to accounts managed by the Adviser; and the Adviser may use for the benefit of its other clients, or make available to companies affiliated with the Adviser for the benefit of such companies or their clients, any such brokerage and research services that the Adviser obtains from brokers or dealers;

viii.	to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, on occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients;

ix.	will maintain all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the rules thereunder; and

x.	will vote all proxies received in connection with securities held by the Fund.

3.	EXPENSES ASSUMED BY THE FUND

The Fund will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Subadviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, in addition to certain expenses described in section 2 above, the Fund shall pay or arrange for the payment of the following:

a.	Edgarization, Printing and Mailing. – Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the Fund, regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Fund or regulatory authorities and (iii) all tax returns;

b.	Compensation of Officers and Trustees. – Compensation of the officers and Trustees of the Fund (other than persons serving as President or Trustee of the Fund who are also directors, officers or employees of the Adviser or its affiliates);

c.	Registration and Filing Fees. – Registration, filing, blue-sky and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Fund under the 1940 Act and the registration of the Fund’s shares under the Securities Act of 1933, as amended;

d.	Custodial Services. – The charges and expenses of the custodian appointed by the Fund for custodial services;

e.	Accounting Fees. – The charges and expenses of the independent accountants retained by the Fund;

f.	Legal, Accounting and Administrative Services. – The charges and expenses of the Adviser or any other party pursuant to any separate contract with the Fund from time to time in effect with respect to the provision of legal services (including registering and qualifying Fund shares with regulatory authorities), as well as accounting, administrative and any other non-investment related services;

g.	Transfer, Bookkeeping and Dividend Disbursing Agents. – The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Fund;

h.	Commissions. – Broker’s commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

i.	Taxes. – Taxes and corporate fees payable by the Fund to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;

j.	Stock Certificates. – The cost of stock certificates, if any, representing shares of the Fund;

k.	Membership Dues. – Association membership dues, as explicitly approved by the Trustees;

l.	Insurance Premiums. – Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;

m.	Shareholders and Trustees Meetings. – Expenses of shareholders and Trustees meetings;

n.	Pricing. – Pricing of the Fund’s shares, including the cost of any equipment or services used for obtaining price quotations and valuing Fund portfolio investments;

o.	Interest. – Interest on borrowings;

p.	Communication Equipment. – All charges for equipment or services used for communication between the Adviser or the Fund and the custodian, transfer agent or any other agent selected by the Fund; and

q.	Nonrecurring and Extraordinary Expense. – Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is, or is threatened to be made, a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.

4.	COMPENSATION OF ADVISER

Subject to the provisions of section 2(d) of this Agreement, the Adviser shall be entitled to a fee, paid daily, at such annual percentage rates, as specified in Appendix A to this Agreement, of the average daily managed assets of the Fund.

“Managed assets” means the total assets of the Fund (including all assets attributable to any form of investment leverage that may be outstanding) minus the sum of accrued liabilities (other than any liabilities relating to any form of investment leverage). For the elimination of doubt, and without limiting the generality of the foregoing, liabilities with respect to borrowings used for investment leverage, the principal amount of any debt securities issued by the Fund, and/or the liquidation preference of any preferred shares issued by the Fund shall not be deducted from total assets for purposes of determining managed assets. The parties hereto distinguish between “traditional investment leverage,” such as bank debt and preferred share issuance, and “notional leverage,” such as leverage that results from certain transactions, such as selling securities short or engaging in reverse repurchase agreements. The parties hereto understand the term “investment leverage” in the definition to refer to “traditional investment leverage” and not to “notional leverage.”

5.	NON-EXCLUSIVITY

The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

6.	SUPPLEMENTAL ARRANGEMENTS

The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

7.	CONFLICTS OF INTEREST

It is understood that Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund or the organizational documents of the Adviser or by specific provision of applicable law.

8.	REGULATION

The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective on the later of (i) its execution and (ii) the date of the meeting of the shareholders of the Fund, at which meeting this Agreement is approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective if a majority of the outstanding voting securities of the Fund votes to approve the Agreement or its continuance.

Following the effectiveness of the Agreement, if the Agreement terminates because the shareholders of the Fund fail to provide any requisite approval under the 1940 Act for the continued effectiveness of the Agreement, the Adviser will continue to act as investment adviser with respect to the Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of the Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to the Fund or the amount it would have received under the Agreement in respect of the Fund, whichever is less; provided further, for the elimination of doubt, the failure of shareholders of the Fund to approve a proposed amendment to the Agreement is not a termination of the Agreement with respect to the Fund and, in such event, the Agreement shall continue with respect to the Fund as previously in force and effect.

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Fund, by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Adviser, or by the Adviser on sixty days’ written notice to the Fund. This Agreement will automatically terminate, without payment of any penalty, in the event of its “assignment” (as defined in the 1940 Act).

10.  PROVISION OF CERTAIN INFORMATION BY ADVISER.

The Adviser will promptly notify the Fund in writing of the occurrence of any of the following:

a.	the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.	the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; and

c.	the chief executive officer or managing member of the Adviser or the portfolio manager of the Fund changes.

11.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective if a majority of the outstanding voting securities of the Fund vote to approve the amendment.

12.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

13.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Fund or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

15.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the 1940 Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

17.	NAME OF THE FUND

The Fund may use the name “John Hancock” or any name or names derived from or similar to the names “John Hancock Investment Management Services, LLC,” “John Hancock Life Insurance Company” or “John Hancock Financial Services, Inc.” only for so long as this Agreement remains in effect as to the Fund. At such time as this Agreement shall no longer be in effect as to the Fund, the Fund will (to the extent it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name John Hancock           through permission of John Hancock Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name “John Hancock” or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

18.	LIMITATION OF LIABILITY UNDER THE DECLARATION OF TRUST

The Declaration of Trust establishing the Fund, dated           ,     , a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that no Trustee, shareholder, officer, employee or agent of the Fund shall be subject to any personal liability in connection with Fund property or the affairs of the Fund and that all persons should shall look solely to the Fund property for satisfaction of claims of any nature arising in connection with the affairs of the Fund.

19.	LIABILITY OF THE ADVISER

In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

20.	INDEMNIFICATION

a.	To the fullest extent permitted by applicable law, the Fund shall indemnify the Adviser, its affiliates and the officers, directors, employees and agents of the Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund and not resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard of the indemnitee in the performance of the obligations and duties of the indenmitee’s office. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Fund may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Fund will be asked to provide indemnification, except with the Fund’s prior written consent. Any amounts payable by the Fund under this section shall be satisfied only against the assets of the Fund.

b.	Any indemnification or advancement of expenses made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

c.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of the Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK

By:
Name

Title
JOHN HANCOCK ADVISERS, LLC

By:
Name

Title

ATTACHMENT 6

EVALUATION BY EACH BOARD OF AGREEMENTS UNDER PROPOSAL THREE

At its meeting on December 8-9, 2008, each Board, including all the Independent Trustees, approved the proposed new form of Advisory Agreement for the funds under Proposal Three.

Each Board, including the Independent Trustees, is responsible for selecting a fund’s investment adviser, approving the Adviser’s selection of fund subadvisers and approving that fund’s advisory and subadvisory agreements, their periodic continuation and any amendments.

Consistent with SEC rules, a Board regularly evaluates a fund’s advisory and subadvisory arrangements, including consideration of the factors listed below. A Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. Each Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, a Board is assisted by counsel for a fund and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by a Board are:

•	the nature, extent and quality of the services to be provided by the Adviser to the funds;

•	the investment performance of the funds;

•	the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the fund;

•	the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with a fund; and

•	comparative services rendered and comparative advisory fee rates.

Each Board believes that information relating to all these factors is relevant to its evaluation of a fund’s advisory agreements.

June 2008 Meeting

At its meeting on June 10, 2008, each Board approved the annual continuation of the Advisory Agreements with respect to each fund and considered each of the factors listed above. With respect to each fund, a discussion of the basis of the Board’s approval of the Advisory Agreements and its consideration of such factors at that meeting is included in the shareholder report for the six months ended June 30, 2008. A copy of the relevant report may be obtained by calling 1-800-225-5291 (TDD — 1-800-554-6713) or by writing to the relevant fund at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon M. Shone, and is also available on the Internet at www.jhfunds.com.

In evaluating the advisory agreements at its meeting on June 10, 2008, the Board reviewed a broad range of information requested for this purpose. This information included:

(i)	the investment performance of each fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data typically covered the period since each fund’s inception through December 31, 2007;

(ii)	advisory and other fees incurred by, and the expense ratios of, each fund relative to a Category and a Peer Group;

(iii)	the advisory fees of comparable portfolios of other clients of the Adviser;

(iv)	the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the funds;

(v)	breakpoints in each fund’s and the Peer Group’s fees, and information about economies of scale;

(vi)	the Adviser’s record of compliance with applicable laws and regulations, with the fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s compliance department;

(vii)	the background and experience of senior management and investment professionals; and

(viii)	the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser. In addition, the Board took into account the non-advisory services provided to the fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the fund by the Adviser supported renewal of the advisory agreements.

Fund performance

The Board considered each fund’s performance results in comparison to the performance of the Category, as well as the fund’s Peer Group and benchmark index. The Board reviewed the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board concluded that each fund’s investment process and particular investments seemed consistent with the fund’s investment objectives, strategy and style.

Investment advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by each fund to the Adviser for investment advisory services in comparison to the advisory fees for the Peer Group.

The Board received and considered expense information regarding each fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding each fund’s total operating expense ratio and net expense ratio after waivers and reimbursements.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for each fund. Based on the above-referenced considerations and other factors, the Board concluded that the fund’s overall expenses supported the re-approval of the advisory agreements.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the advisory agreements, as well as on other relationships between the funds and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the funds, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of each fund, including the fund’s ability to appropriately benefit from economies of scale under the fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that each fund’s advisory fees were not unreasonable, taking into account fee rates offered to others by the Adviser, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the funds. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the fund and benefits potentially derived from an increase in business of the Adviser as a result of their relationship with the fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the funds’ policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

December 2008 Meeting

In approving the proposed new form of Advisory Agreement at the December 8-9, 2008 meeting, each Board determined that it was appropriate to rely upon its recent consideration at its June 10, 2008 meeting of such factors as: fund performance; the realization of economies of scale; profitability of the Advisory Agreement to the Adviser; and comparative advisory fee rates (as well as its conclusions with respect to those factors). Each Board noted that it had, at the June 10, 2008 meeting, concluded that these factors, taken as a whole, supported the continuation of the Advisory Agreement. Each Board, at the December 8-9, 2008 meeting, revisited particular factors to the extent relevant to the proposed new form of Agreement. In particular, each Board noted the skill and competency of the Adviser in its past management of each fund’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel who perform services for each fund, including those who served as officers of each fund, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the funds and concluded that the Adviser may reasonably be expected to perform its services ably under the proposed new form of Advisory Agreement. Each Board also took into consideration the extensive analysis and efforts undertaken by a working group comprised by a subset of the Board’s Independent Trustees, which met several times, both with management representatives and separately, to evaluate the proposals described herein, prior to the Board’s December 8-9, 2008 meeting. Each Board considered with respect to Proposal Three the differences between the current Advisory Agreement and proposed new form of Agreement, as described in the proxy statement, and agreed that the new Advisory Agreement structure would more clearly delineate the Adviser’s duties under each agreement by separating the Adviser’s non-advisory functions from its advisory functions. The enhanced delineation is expected to facilitate oversight of the Adviser’s advisory and non-advisory activities without leading to any material increase in either fund’s overall expense ratios.

ATTACHMENT 7

ADDITIONAL INFORMATION ABOUT THE ADVISER AND THE ADVISORY AGREEMENTS

The information set forth below regarding the Adviser and the Advisory Agreements should be read in conjunction with the discussion of Proposal Three in the proxy statement.

Prior Approvals of the Advisory Agreements

Each fund currently has an Advisory Agreement with John Hancock Advisers, LLC (the “Adviser”). These Advisory Agreements were most recently approved by the Boards on June 10, 2008 in connection with their annual continuance. This table states the date that an Advisory Agreement became effective as to each fund, and the date of the Agreement’s most recent approval by shareholders.

Fund	Effective Date	Most Recent Shareholder Approval
Investors	August 22, 2003	August 22, 2003
Income Securities	August 22, 2003	August 22, 2003

Management and Control of the Adviser

JHA is a Delaware limited liability company having its principal offices at 601 Congress Street, Boston, Massachusetts 02210. JHA is a wholly owned subsidiary of John Hancock Financial Services, Inc., which in turn is a subsidiary of Manulife Financial Corporation. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The following table sets forth the principal executive officers and directors of the Adviser and their principal occupations. The business address of each such person is 601 Congress Street, Boston, Massachusetts 02210.

Name	Position with JHA	Position with each Fund	Principal Occupation
James R. Boyle	Chairman, Director	Trustee	President, JHLICO (U.S.A.)
Keith F. Hartstein	President, Chief Executive Officer and Director	President and Chief Executive Officer	President and Chief Executive Officer, JHA
John G. Vrysen	Executive Vice President, Chief Operating Officer and Director	Chief Operating Officer	Executive Vice President and Chief Operating Officer, JHA
John J. Danello	Senior Vice President	Vice President, Law	Senior Vice President, JHA
Bruce Speca	Chief Investment Officer	Senior Vice President, Investments	Chief Investment Officer, JHA
Jeffrey H. Long	Chief Financial Officer	None	Chief Financial Officer, JHA
Francis V. Knox	Chief Compliance Officer	Chief Compliance Officer*	Chief Compliance Officer, John Hancock Financial Services
Thomas M. Kinzler	Chief Legal Counsel	Secretary and Chief Legal Officer	Chief Legal Counsel, JHA

The Adviser pays a subadvisory fee to each fund’s subadviser, MFC Global Investment Management (U.S.), LLC, out of the advisory fee that the Adviser receives from that fund. This subadviser is an affiliate of the Adviser.

*	Mr. Knox has been appointed each fund’s Chief Compliance Officer by the Trustees, including a majority of the Independent Trustees.

Advisory Fees for the Most Recent Fiscal Year

The following table shows the amount of advisory fees that each fund paid to the Adviser during the fund’s most recent fiscal year or period, as the case may be.

Fund	FYE 12-31-07	FPE 10-31-08
Investors	$1,335,153	$1,052,641
Income Securities	$1,370,150	$1,063,345

ATTACHMENT 8

ADVISORY FEE SCHEDULES AND COMPARABLE FUNDS MANAGED BY THE ADVISER

Advisory Agreement Compensation Provisions

The following are the relevant provisions from the funds’ investment advisory agreements regarding compensation payable to the Adviser.

Investors

Compensation of the Adviser.  For all services to be rendered and payments to be made by you as provided in paragraphs 2 and 3 hereof, the Trust will pay you quarterly [to be changed to “daily”], an investment management fee approximately equivalent on an annual basis to a stated percentage of the average weekly [to be changed to “daily”] managed assets of the Trust as set forth below:

Net Asset Value	Annual Date

First $150,000,000	0.650%
Next $50,000,000	0.375%
Next $100,000,000	0.350%
Amount Over $300,000,000	0.300%

“Managed assets” means the total assets of the Trust (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of any preferred shares is not a liability. The “average weekly [to be changed to “daily”] managed assets” of the Trust shall be determined on the basis set forth in the Trust’s prospectus or otherwise consistent with the 1940 Act and the rules and regulations promulgated thereunder, provided that a majority of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of you or of the Trust (otherwise than as Trustees) shall have approved the valuations of the Trust’s assets on which such fee is based.

Income Securities

Compensation of the Adviser.   For all services to be rendered and payments to be made by you as provided in paragraphs 2 and 3 hereof, the Trust will pay you quarterly [to be changed to “daily”], an investment management fee approximately equivalent on an annual basis to a stated percentage of the average weekly [to be changed to “daily”] managed assets of the Trust as set forth below:

Net Asset Value	Annual Rate

First $150,000,000	0.650%
Next $50,000,000	0.375%
Next $100,000,000	0.350%
Amount Over $300,000,000	0.300%

“Managed assets” means the total assets of the Trust (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of any preferred shares is not a liability. The “average weekly [to be changed to “daily”] managed assets” of the Trust shall be determined on the basis set forth in the Trust’s prospectus or otherwise consistent with the 1940 Act and the rules and regulations promulgated thereunder, provided that a majority of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of you or of the Trust (otherwise than as Trustees) shall have approved the valuations of the Trust’s assets on which such fee is based.

Comparable Funds

The funds in this proxy statement have similar investment objectives and policies. The table shows each such fund’s managed assets as of December 31, 2008, and indicates whether the Adviser has waived its fees or reimbursed the fund’s expenses during the past fiscal year.

Fund	Managed Assets as of 12-31-08	Waivers or Reimbursements

Investors	$164,234,723	$0
Income Securities	$165,092,855	$0

Thank
You

for mailing
your proxy
card promptly!

P56PX 2/09

Please mark your votes as indicated in this example [X]

JOHN HANCOCK INCOME SECURITIES TRUST

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

1. Election of Trustees:

(01) James R. Boyle, (02) James F. Carlin, (03) William H. Cunningham, (04) Deborah C. Jackson, (05) Charles L. Ladner, (06) Stanley Martin, (07) Patti McGill Peterson, (08) John A. Moore, (09) Steven R. Pruchansky, (10) Gregory A. Russo, (11) John G. Vrysen

FOR ALL NOMINEES	WITHHOLD FOR ALL NOMINEES	FOR ALL NOMINEES *EXCEPT
☐	☐	☐

*To withhold authority to vote for an individual nominee, please mark the "Exceptions" box and indicate the number of the trustees to withhold authority to vote for.

____

Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the proposals in the proxy statement. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.

Mark Here for Address Change or Comments **SEE REVERSE** ☐

Signature ______________ Date ________ Signature ______________ Date ________

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

JOHN HANCOCK INCOME SECURITIES TRUST

INTERNET
http://www.proxyvoting.com/jhs
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders

The Proxy Statement and the 2008 Annual Report to Stockholders are available at:

http://bnymellon.mobular.net/bnymellon/jhi

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JOHN HANCOCK INCOME SECURITIES TRUST

Annual Meeting of Shareholders
April 14, 2009

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be marked, dated and signed, on the other side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

Address Change/Comments
(Mark the corresponding box on the reverse side)

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE

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Welcome to the John Hancock Preferred Income Fund 2009 Proxy Voting Site JOHN HANCOCK PREFERRED INCOME FUND Annual Meeting of Shaieholders April 14, 2009 The undersigned shareholder of John Hancock Preferred Income Fund (“Fund”) hereby appoints KEITH F. HARTSTEIN. GORDON M. SHONE and THOMAS M. KINZLER. and each of them singly. proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote anil act upon all matters at the Annual Meeting of Shareholders of the Fund to he held on Tuesday, April 14. 2009 at the offices of the Fund. 601 Congress Street. Boston. Massachusetts 02210, at 10:30 a.m., Eastern time, and .it any and nil adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in lespect of which the u undersigned would lie entitled to vote or act. witli all powers the undersigned wordd possess if personally present. All pn>;-;ies pievi^usly given by the ndeisigned in respect of said meeting are hereby revoked. Click here to continue to the secure voting site.

Enter your 11 -digit control number located in the lower right hand corner of the John Hancock Preferred Income Fund Proxy Card. Do not enter any spaces. |i3500080000 EnterYoiirCortrol Niimberand Click Here To Begin

To Vote Separately On Each Proposal for John Hancock I Preferred Income Fund — Check The Boxes Below: The Board of Trustees recommends a vote For Proposals 1 and 2. PROPOSAL 1 Election of Trustees: For All C Withhold All O For All Except D r 01 Deborah C. Jackson r 02 Chillies L. Larlner F 03 Stanley Martin V 04 John A. Moore \~ 05 GreyoiyA. Russo
V06 John G.Viysen PROPOSAL 2 To adopt a new form of Investment advisory agreement. For O Against C Ahstain C

JOHN HANCOCK PREFERRED INCOME FUND THANKS YOU FOR VOTING ELECTRONICALLY Voting Summary Your Control Number: 135000SOOOO 2/5/2009 4:58:14 PMEDT Directors: You Voted: For All Proposal 2: You Voted: For To change your address click here. THANK YOU FOR VOTING Your vote has been successfully recorded and will be tabulated by BNY Mellon Shareowner Services within 24 hours. It is not necessary for you to mail back your voting card. To vote another Proxy — CLICK HERE. Please exit your browser program as you normally do.